Privileged & Confidential

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2015

USA SYNTHETIC FUEL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54044	13-3995258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1717 Pennsylvania Avenue NW, Suite 1025
Washington, D.C. 20006

(Address of Principal Executive Offices, Zip Code)

(202) 559-9303
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Privileged & Confidential

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2015, Ernest K. Jacquet, a member of the Board of Directors and the Director of Finance (a management position) of USA Synthetic Fuel Corporation (the “Company”), resigned from his position as a director of the Company effective immediately.  Mr. Jacquet retained his management position as Director of Finance for the Company.

Mr. Jacquet has not expressly identified any disagreement with the Company regarding its operations, policies or practices as the reason for his resignation.

Item 9.01.	Financial Statements and Exhibits.

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2015

USA Synthetic Fuel Corporation

By: /s/ Dr. Steven C. Vick

Name: Dr. Steven C. Vick

Title: President and CEO